Exhibit 10.15

Fourth Amendment To

Exclusive License Agreement

Between

The Regents of the University of California

and

Medivation, Inc and Medivation Prostate Therapeutics, Inc

For

UC Agreement Control No. 2006-04-0085

FOURTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT
UC Agreement Control No. 2006-04-0085

This Fourth Amendment to Exclusive License Agreement (“Fourth Amendment”), dated as of July 17, 2007, is made by and among The Regents of the University of California, a California corporation (“The Regents”), Medivation, Inc., a Delaware corporation (“Medivation”), and Medivation Prostate Therapeutics, Inc., a Delaware corporation and subsidiary of Medivation (“MPT”) (Medivation and MPT together “Licensee”).

BACKGROUND

A.

The Regents, Medivation and MPT are parties to an Exclusive License Agreement, dated as of August 12, 2005 (the “Exclusive License Agreement”), as amended on November 4, 2005, May 8, 2006 and June 12, 2007.

B.	Medivation has supported research in Dr. Michael E. Jung’s laboratory at UCLA under a Sponsored Research Agreement with an Effective Date of August 12, 2005 (the “Sponsored Research Agreement”).
C.

An invention has been developed at UCLA in the performance of the Sponsored Research Agreement, which is disclosed in UC Case No 2007-139 entitled “Additional Thiohydantoin Androgen Receptor Antagonists for Prostate Cancer Treatment,” by Michael E. Jung and Dongwon Yoo, employees of The Regents, Charles L. Sawyers, an employee of Howard Hughes Medical Institute (“HHMI”) and a member of the faculty of the University of California, Los Angeles at the time the invention was made, and Chris Tran, an employee of HHMI at the time the invention was made.

D.

The Sponsored Research Agreement grants Medivation the first right to negotiate for a license to inventions made by The Regents in the performance of the Sponsored Research Agreement, and Medivation has exercised its right and wishes to obtain an exclusive license to the invention noted in the preceding clause.

E.	Medivation as the parent corporation of MPT will benefit directly from the agreements made herein.
F.	The parties mutually intend to enter into this Fourth Amendment to amend the terms of the Exclusive License Agreement, as specified below.

THEREFORE, the parties hereby agree as follows:

1.	Paragraph 1.1 (“Regents’ Patent Rights”) is deleted and replaced with the following, which is amended to include “UC Case No. 2007-139” in the parenthetical at the end of the paragraph:
1.1

“Regents’ Patent Rights” means The Regents’ interest in the claims of the United States patents and patent applications, corresponding foreign patents and patent applications (requested under Paragraph 7.3 herein), and any reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (but only those claims in the continuation-in-part applications that are entirely supported in the specification and entitled to the priority date of the parent application) based on the patent applications listed in Appendix A (UC Case Nos. 2003-279-2, 2004-129, 2005-438, 2006-260, 2006-537 and 2007-139).

2.

Appendix A (Regents’ Patent Rights) is deleted and replaced with the Appendix A attached to this Fourth Amendment, which is amended to include the patent applications to be filed under UC Case No. 2007-139.

3.

In consideration for the addition of the patent rights of UC Case No. 2007-139 to the Exclusive License Agreement, Licensee will pay to The Regents a fee of two thousand five hundred dollars ($2,500) within thirty (30) days of the Effective Date of this Fourth Amendment.  In addition, Licensee will pay a one-time milestone fee of twenty-five thousand dollars ($25,000) upon issuance of the first patent under UC Case No 2007-139 that would cover a Licensed Product.

4.	Except for the amendments specifically referenced above, all other terms of the Exclusive License Agreement shall remain unchanged and in full force and effect.

The Regents, Medivation and MPT have executed this Amendment in duplicate originals by their authorized officers on the dates written below:

MEDIVATION, INC.	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By	/s/ CP Machado	By	/s/ Claire T. Wake

Name	C. Patrick Machado	Name	Claire T. Wake, Ph.D.
Title	Senior Vice President and CFO	Title	Assistant Director, Licensing

Date	8 Aug 07	Date	July 19, 2007

MEDIVATION PROSTATE THERAPEUTICS, INC

By	/s/ CP Machado

Name	C. Patrick Machado
Title	Senior Vice President and CFO

Date	8 Aug 07

APPENDIX A
(Fourth Amendment)

REGENTS’ PATENT RIGHTS

UC Case No. 2003-279-2

United States Patent Application No. 10/583,280 filed December 16, 2004

Australian Patent Application No, 2004-305075 filed December 16, 2004

Canadian Patent Application No 2550447 filed December 16, 2004

European Patent Application No. 04814409.1 filed December 16, 2004

Hong Kong Patent Application No. 7103115.7 filed December 16, 2004

Japanese Patent Application No. 2006-545417 filed December 16, 2004

New Zealand Patent Application No. 548209 filed December 16, 2004

All of the above based on PCT Patent Application No. US04/42221 “Method and Materials for Assessing Prostate Cancer Therapies,” filed December 16, 2004, based on US Provisional Patent Application No. 60/531,091 filed on December 19, 2003 and assigned to The Regents.  The inventors are Charles L, Sawyers, an employee of the Howard Hughes Medical Institute (“HHMI”) and a member of the faculty of The Regents, and Charlie D. Chen and Derek S. Welsbie, employees of The Regents.

UC Case No. 2004-129

United States Patent Application No., 10/590,445 filed February 23, 2005

Australian Patent Application No. 2005-232526 filed February 23, 2005

New Zealand Patent Application No. 550102 filed February 23, 2005

All of the above based on PCT Patent Application No. US05/05529 “Methods and Materials for Assessing Prostate Cancer Therapies and Compounds,” filed February 23, 2005, based on US Provisional Patent Application No. 60/547,101 filed February 24, 2004 and assigned to The Regents.  The inventors are Michael E. Jung, Samedy Ouk, Charlie D. Chen and Derek Welsbie, employees of The Regents, and Charles L. Sawyers, an employee of the Howard Hughes Medical Institute (“HHMI”) and a member of the faculty of The Regents.

UC Case No. 2005-438

United States Patent Application No. 11/433,829 filed March 29, 2006

The above based on PCT Patent Application No. PCT/US06/11417 “Novel Androgen Receptor Inhibitors with Minimal Agonistic Activities,” filed on March 29, 2006, based on US Provisional Patent Application No. 60/680,835 filed May 13, 2005 and assigned to The Regents.  The inventors are Michael E. Jung, Samedy Ouk, Charlie D. Chen and Derek Welsbie, employees of The Regents, and Charles L. Sawyers, an employee of the Howard Hughes Medical Institute (“HHMI”) and a member of the faculty of The Regents.  This application, together with the patent application pertaining to UC Case No. 2004-129, cover the compounds identified as RD1 through RD138, inclusive, on Exhibit A attached to the First Amendment.

PCT Patent Application No. PCT/US06/11417 (also includes UC Case Nos. 2006-260 & 2006-537) titled “Diarylthiohydantoin Compounds” was filed March 29, 2006 and assigned to The Regents.  The inventors are Michael E. Jung, Samedy Ouk, Charlie D. Chen, Derek Welsbie and Dongwon Yoo, employees of The Regents, and Charles L. Sawyers, an employee of Howard Hughes Medical Institute (“HHMI”) and a member of the faculty of the University of California, Los Angeles, and John Wongvipat and Chris Iran, employees of HHMI.

UC Case No. 2006-260

US Provisional Patent Application No. 60/750,351 filed December 15, 2005 and US Provisional Patent Application No. 60/756,552 filed January 6, 2006, both titled “Selected Diarylthiohydantoin Compounds,” filed January 6, 2006 (both were subsequently rolled into PCT Patent Application No PCT/US06/11417), and both assigned to The Regents.  The inventors are Michael E Jung, Samedy Ouk and Charlie D. Chen, employees of The Regents, and Charles L. Sawyers, an employee of the Howard Hughes Medical Institute (“HHMI”) and a member of the faculty of The Regents, and John Wongvipat and Chris Tian, employees of HHMI.

UC Case No. 2006-537

United States Patent Application No. 11/730,168 filed March 29, 2007

The above based on PCT Patent Application No. PCT/US07/07854 “Diarylthiohydantoin Compounds” filed on March 29, 2007, based on US Provisional Patent Application No. 60/786,837 filed March 29, 2006 and assigned to The Regents.  (This invention was also filed as part of PCT Patent Application No. PCT/US06/11417, listed under UC Case No 2005-438 above).  The inventors are Michael E .Jung and Dongwon Yoo, employees of The Regents, and Charles L. Sawyers, an employee of Howard Hughes Medical Institute (“HHMI”) and a member of the faculty of the University of California, Los Angeles, and Chris Tran, an employee of HHMI.

UC Case No. 2007-139

US Provisional Patent No. [TBD] to be filed “Additional Thiohydantoin Androgen Receptor Antagonists for Prostate Cancer Treatment.”  The inventors are Michael E. Jung and Dongwon Yoo, employees of The Regents, and Charles L. Sawyers, an employee of HHMI and a member of the faculty of the University of California, Los Angeles, and Chris Iran, employee of HHMI.

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